UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL CAPITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

•	Re: Vote now! Blue Owl Capital Corporation Annual Meeting

•	Re: PLEASE VOTE! Blue Owl Capital Corporation Annual Meeting

•	Re: REMINDER: Your OBDC shares still need to be voted for the Annual Meting

•	Re: VOTE NOW! Blue Owl Capital Corporation is still seeking investor votes on important proposals

•	Re: OBDC - We Need Your Vote – One Week Left!

•	Re: OBDC - Last Day to Vote Your Shares, We Need Your Vote!

2024 Annual Meeting

June 21, 2024

VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of March 25, 2024

Vote Common Shares by: June 20, 2024	Control Number: 0123456789012345

This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

View documents: Proxy Statement | 10-K Report |

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P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc.

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All other registered marks belong to their respective owners.

Email Settings | Terms and Conditions | Privacy Statement

Let’svote onit. Let your proxy vote be heard. Your vote matters. We’ve made it easy, so take two minutes right now on any device you prefer. Go to proxyvote.com SAMPLE-EPB

Your vote is very important.
Please vote your shares today.

The annual shareholder meeting will be held on June 21, 2024.
Whether or not you plan to attend, your vote is very important.
You can vote your shares by internet, telephone, or mail.

Simply follow the instructions on the enclosed form.
For your convenience, we've highlighted where you can find your unique Control Number.

If you have any questions or need assistance, please call 1-866-584-0652

BLUE OWL
Capital Corporation



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

Four ways to vote:

ONLINE

PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-866-584-0652 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

Let’svote onit. Let your proxy vote be heard. Your vote matters. We’ve made it easy, so take two minutes right now on any device you prefer. Go to proxyvote.com

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission ("SEC") permits companies to send the enclosed "Notice" instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company's proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company's costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC's Notice and Access Proxy Rules please visit:
www.sec.gov/spotlight/proxymatters/e-proxy.shtml.